UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 16, 2023 (May 11, 2023)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Steel Dynamics, Inc. (the “Company”) recommended to Stockholders, and the Stockholders approved, at the Company’s Annual Meeting of Stockholders on May 11, 2023, the Steel Dynamics, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan is an equity incentive plan pursuant to which awards, including stock options, restricted stock awards, unrestricted stock awards, performance awards, stock appreciation rights awards, deferred stock unit awards, and restricted stock unit awards may be granted to Eligible Employees (including Eligible Executives) and Eligible Directors, individually or as part of a group, each as defined in the 2023 Plan. The 2023 Plan was adopted principally to serve as a successor plan to the Steel Dynamics, Inc. Amended and Restated 2015 Equity Incentive Plan. The 2023 Plan establishes a 9,000,000 fungible share reserve which will be available for awards under the 2023 Plan through its scheduled termination date of December 31, 2033. Certain types of awards, known as “full value” awards, such as restricted and unrestricted stock awards, performance awards, deferred stock units and restricted stock units, when granted will reduce the remaining unallocated share count by a predetermined factor of 2.09 for each full value share. Each share involved in the grant of stock options or stock appreciation rights will diminish the remaining share count on a share-by-share basis. All awards under the 2023 Plan are ultimately converted, if ever, into shares of the Company’s common stock. The foregoing description of the 2023 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.62 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company recommended to Stockholders, and the Stockholders approved, at the Company’s Annual Meeting of Stockholders on May 11, 2023, an Amendment to the Company’s Amended and Restated Articles of Incorporation to change the standard of election in uncontested elections of directors to a majority of votes cast. A new Article X is added to the Amended and Restated Articles of Incorporation of Steel Dynamics, Inc. as follows:

“ARTICLE X

ELECTION OF DIRECTORS

At each annual meeting of stockholders, the Directors to be elected at the meeting shall be chosen by the majority of the votes cast by the holders of outstanding shares entitled to vote in the election at the meeting, provided a quorum is present; provided, however, that if the number of nominees exceeds the number of Directors to be elected, then Directors shall be elected by the vote of a plurality of the votes cast by the holders of outstanding shares entitled to vote in the election at the meeting, provided a quorum is present. For purposes of this Article X, a “majority of votes cast” shall mean that the number of votes cast “for” a Director’s election exceeds the number of votes cast “against” that Director’s election.”

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 11, 2023. Of the 170,585,338 shares of common stock issued and outstanding as of the record date on March 20, 2023, 154,443,328 shares were present, in person or by proxy, thus constituting a quorum of 90.54% of the total shares outstanding and entitled to vote.

At the meeting, stockholders elected all ten of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2023; approved, by an advisory vote, named executive officer compensation for 2022; approved the Steel Dynamics, Inc. 2023 Equity Incentive Plan; and approved an Amendment to the Company’s Amended and Restated Articles of Incorporation to provide for election of directors by majority vote. In addition, the Board of Directors recommended, and stockholders selected, by an advisory vote, to have future advisory votes on named executive officer compensation on an annual basis. Considering such vote and consistent with the recommendation of the Company’s Board of Directors, the Company will continue to include an advisory stockholder vote on the annual compensation of named executive officers each year. The Company will continue this practice until the stockholders’ next vote on the frequency of such votes, at which time it will consider the results of that advisory vote.

Set forth below is the final share voting results for each of the proposals.

(1)	Election of ten (10) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Millett	133,094,112	10,984,753	10,364,463
Sheree L. Bargabos	142,265,043	1,813,822	10,364,463
Kenneth W. Cornew	135,643,580	8,435,285	10,364,463
Traci M. Dolan	138,991,856	5,087,009	10,364,463
James C. Marcuccilli	133,285,563	10,793,302	10,364,463
Bradley S. Seaman	121,494,195	22,584,670	10,364,463
Gabriel L. Shaheen	139,349,938	4,728,927	10,364,463
Luis M. Sierra	142,462,086	1,616,779	10,364,463
Steven A. Sonnenberg	137,766,307	6,312,558	10,364,463
Richard P. Teets, Jr.	141,977,008	2,101,857	10,364,463

(2)	Proposal to ratify the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,867,094	10,187,090	389,144	-

(3)	Proposal to recommend, by advisory vote, the frequency of future advisory votes on named executive officer compensation.

Votes For Every One (1) Year	Votes For Every Two (2) Years	Votes For Every Three (3) Years	Abstentions	Broker Non-Votes
137,192,395	355,758	6,418,362	112,350	10,364,463

(4)	Proposal to approve, by an advisory vote, named executive officer compensation for 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,030,432	11,134,656	913,777	10,364,463

(5)	Proposal to approve the Steel Dynamics, Inc. 2023 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,607,592	7,917,656	553,617	10,364,463

(6)	Proposal to approve an Amendment to the Company’s Amended and Restated Articles of Incorporation to provide for election of directors by majority vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,866,510	141,177	71,178	10,364,463

Item 9.01. Financial Statements and Exhibits

(d )	Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

3.1f	Amendment to Amended and Restated Articles of Incorporation of Steel Dynamics, Inc.

10.62	Steel Dynamics, Inc. 2023 Equity Incentive Plan, as approved by stockholders on May 11, 2023, incorporated herein by reference from our Notice of 2023 Annual Meeting & Proxy Statement filed March 30, 2023.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler

Date: May 16, 2023	By:	Theresa E. Wagler
	Title:	Executive Vice President and
Chief Financial Officer